UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 27, 2011 (April 21, 2011)

China Integrated Energy, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34390	65-0854589
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Dongxin Century Square, 7th Floor Hi-Tech Development District Xi’an, Shaanxi Province, People’s Republic of China 710043
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 86-29 8268 3920

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2011, the board of directors (the “Board”) of China Integrated Energy, Inc. (the “Company”) received notification from Mr. Larry Goldman that effective immediately, he resigned as a member of the Board of the Company.  At the time of his resignation, Mr. Goldman also served as Chairman of the Audit Committee.

Mr. Goldman submitted his resignation to the Board via email on April 21, 2011. In his resignation letter, he indicated that recent events relating to the independent investigation conducted by the Audit Committee, including the resignation of Pillsbury Winthrop Shaw Pittman LLP, the law firm engaged by the Audit Committee to conduct the independent investigation, have made him to conclude that he cannot continue to serve as a director of the Company.  A copy of his resignation letter is included with this 8-K as Exhibit 17.1 and incorporate herein in its entirety by reference.

The Company has provided Mr. Goldman a copy of the disclosures it is making in this item 5.02 no later than the day of filing this Form 8-K with the SEC.  The Company has also provided him the opportunity to furnish the Company, as promptly as possible, a letter addressed to the Company stating whether he agrees with the statements made by the Company in this Item 5.02, and , if not, stating the respects in which he does or does not agree. The Company will file any letter received from Mr. Goldman by the Company as an exhibit by an amendment to this Form 8-K within two business days after receipt by the Company.

The Company is considering potential candidates for a replacement. Upon appointment of a new director the Company will file a Current Report on Form 8-K.

Item 8.01     Other Events

On April 21, 2011, the Audit Committee of the Company received a notification from Pillsbury Winthrop Shaw Pittman LLP (“Pillsbury”) that effective immediately, it resigned as special counsel to the Audit Committee.  In addition, Pillsbury notified the Audit Committee that it has been authorized by Deloitte Financial Advisory Services LLP and King & Wood to advise Audit Committee that effective immediately, each firm has resigned from its engagement.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

17.1	Resignation Letter from Mr. Larry Goldman, dated as of April 21, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2011	China Integrated Energy, Inc.

	By:	/s/ Xincheng Gao
Name: Xincheng Gao
Title: Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description

17.1	Resignation Letter from Mr. Larry Goldman, dated as of April 21, 2011.